UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2008

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 -    Other Events

On October 14, 2008, The Cheesecake Factory Incorporated (the “Company”) temporarily suspended its stock repurchase authorization and terminated its prearranged stock repurchase plan adopted under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “10b5-1 Plan”), effective as of October 16, 2008.

The Company believes that conserving cash in order to maintain maximum flexibility in its capital decisions is a prudent and appropriate action in light of the unprecedented crisis in the global financial markets and the indeterminate future impact it could have on the overall economy.

As of October 16, 2008, the Company repurchased 9.6 million shares of its common stock in fiscal 2008 at a total cost of approximately $172 million.  As part of its previously announced fiscal 2008 business plan, the Company estimated it would repurchase between $150 million and $200 million of its common stock during fiscal 2008.  The Company has authorization for approximately 7.9 million additional shares remaining under the temporarily suspended 31 million share repurchase authorization.

Separately, in a press release dated October 16, 2008, The Cheesecake Factory Incorporated announced it will release third quarter fiscal 2008 financial results after the market close on Thursday, October 23, 2008.  The Company will hold a conference call to discuss its results at 2:00 p.m. Pacific Time on October 23, 2008, which will be broadcast live over the Internet.

The webcast of the conference call will be available at the Company’s website at thecheesecakefactory.com.  Listeners should go to the website at least 15 minutes prior to the call to register and download any necessary audio software.  Click on the “Investors” link on the home page, and select the link for the “Q3 2008 The Cheesecake Factory Earnings Conference Call” at the top of the page.  An archive of the webcast will be available shortly after the call and continue through November 22, 2008.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1                         Press release dated October 16, 2008 entitled, “The Cheesecake Factory to Webcast Third Quarter Fiscal 2008 Earnings Conference Call on October 23, 2008”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: October 16, 2008	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ CHERYL M. SLOMANN
Cheryl M. Slomann
Interim Chief Financial Officer and Vice President, Controller

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 16, 2008 entitled, “The Cheesecake Factory to Webcast Third Quarter Fiscal 2008 Earnings Conference Call on October 23, 2008”